UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Next Bridge Hydrocarbons, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

333-266143	87-2538731
(Commission File Number)	(IRS Employer Identification No.)

6300 Ridglea Place, Suite 950 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 438-1937
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, and financial condition could be materially negatively affected. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, however not all forward-looking statements contain one or more of these identifying terms. We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current business and expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements, and we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Wolfbone Merger Closing

As previously reported by Next Bridge Hydrocarbons, Inc. (the “Company”), the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) dated December 21, 2022 among Hudspeth Operating, LLC, a Texas limited liability company and wholly owned subsidiary of the Company (“Hudspeth”), Wolfbone Investments, LLC, a Texas limited liability company (“Wolfbone”), McCabe Petroleum Corporation, a Texas corporation (“MPC”) and Gregory McCabe, the sole owner of Wolfbone and MPC (“McCabe”).

The Merger Agreement contemplated a series of transactions occurring: the oil and natural gas leases, the lands covered by such leases, pooling and communitization agreements, rights-of-way, the surface estate of the lands and all wells located in Orogrande Project transferred, conveyed and assigned to Hudspeth (or its designated assignee) in consideration of (1) treating the Orogrande Obligations (as defined in the Merger Agreement) as having been irrevocably satisfied and discharged in full with respect to MPC and (2) an issuance of 56,297,638 shares of Company common stock to Mr. McCabe (such series of transactions collectively, the “Merger”).

The Merger became effective on April 25, 2023 and the closing of the Merger occurred on May 11, 2023. As a result of the Merger, the Company acquired Wolfbone’s 22.6249% remaining rights to working interest in the Orogrande Project in consideration of the issuance by the Company of 56,297,638 shares of the Company’s common stock to McCabe.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2022 and is incorporated by reference into this Item 2.01.

Working Interest Contributions

On May 11, 2023, the Company and its wholly owned subsidiary Hudspeth, entered into a Contribution and Exchange Agreement (each, a “Contribution Agreement” and collectively, the “Contribution Agreements”) with each of the Company’s existing Orogrande Project working interest owners (each, an “Orogrande Owner” and collectively, the “Orogrande Owners”) named in the table below, pursuant to which at the Closing (as defined in each Contribution Agreement), the Company issued to the Orogrande Owners the number of shares of the Company’s common stock set forth opposite such Orogrande Owner’s name below in exchange for and in order to acquire such Orogrande Owner’s rights to the working interest in the Orogrande Project.

The Company issued the number of shares of common stock to each of the Orogrande Owners as follows:

	Shares of Common Stock	Working Interest Contribution
Dingus Investments, Inc.	7,050,382	2.8334%
Pandora Energy, LP	6,220,779	2.5000%
Kennedy Minerals, Ltd	6,220,779	2.5000%
The de Compiegne Property Company No. 20, Ltd	6,220,779	2.5000%
Loma Hombre Energy, LLC	622,078	0.2500%
Sero Capital, LLC	725,840	0.2917%
TOTAL	27,060,637	10.8751%

A copy of the form of Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary description of the terms of the Contribution Agreement is qualified in its entirety by reference to the full text of such exhibit.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 2.01 are incorporated into this Item 3.02 by reference.

The Company issued the shares of the Company’s common stock to McCabe under the Merger Agreement and to the Orogrande Owners pursuant to the Contribution Agreements, in each case, without registration under the Securities Act of 1933, as amended (the “Securities Act”) by reason of an exemption from registration afforded by the provisions of Section 4(a)(5) and/or Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering and based on McCabe’s and each Orogrande Owner’s representations and warranties included in the Merger Agreement and the Contribution Agreement, respectively, that (a) such person is an “accredited investor” as defined under the Securities Act, and (b) the shares of common stock were acquired for investment for such person’s account, and not with a view to resale or distribute any part thereof, unless otherwise allowed for under the Securities Act or any applicable exemption from registration. As a result of the Company being a reporting company with the SEC, the Company believes that each of McCabe and the Orogrande Owners had access to the type of information normally provided in a prospectus for a registered securities offering. No underwriting discounts or commissions were paid in connection with the issuances.

As of the date hereof, the Company has 248,830,516 shares of its common stock issued and outstanding.

Item 7.01.	Regulation FD Disclosure

On May 16, 2023, the Company issued a press release announcing the closing of the Merger and the entry into and closing of the Contribution Agreements with the Orogrande Owners. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any filing with the SEC made by the Company.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description

10.1	Form of Contribution Agreement between the Orogrande Owner and Next Bridge Hydrocarbons, Inc.
99.1	Press release dated May 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT BRIDGE HYDROCARBONS, INC.

Date: May 16, 2023	By:	/s/ Clifton DuBose, Jr.
		Name:	Clifton DuBose, Jr.
		Title:	Chairman and Chief Executive Officer